UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE KROGER CO.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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1014 Vine Street Cincinnati, Ohio 45202 Vote Today & Donate a meal May 29, 2019 YOUR VOTE IS IMPORTANT PLEASE VOTE YOUR PROXY TODAY Dear Shareholder: We recently sent you proxy materials in connection with the Annual Meeting of Shareholders to be held on June 27, 2019. According to our latest records, we have not yet received your vote for this important meeting. Your participation in the vote is very important this year. The proposal to amend the Regulations to Permit Board Amendments in Accordance with Ohio Law (proposal 4), requires the afrmative vote of 75% of the outstanding shares for approval. Accordingly, every vote is important. For the reasons set forth in the proxy statement, dated May 14, 2019, the Board of Directors recommends that you vote “FOR” Proposals 1 through 5 and “AGAINST” Proposals 6 and 7. Regarding the Recyclability of Packaging Shareholder Proposal (Proposal 6), Kroger is committed to advancing sustainability in the area of packaging sustainability as part of our 2020 Sustainability Goals and our Zero Hunger | Zero Waste social impact plan. We agree that improving the recyclability of product packaging is needed to reduce the environmental impacts of plastic pollution. Please vote via the internet by following the instructions on the enclosed proxy card as soon as possible or alternatively, please sign, date, and return the enclosed proxy card in the postage-paid envelope provided. If you need assistance voting your shares, please call D.F. King toll-free at (866) 388-7452 or collect at (212) 269-5550. On behalf of your Board of Directors, thank you for your cooperation and continued support. Sincerely, W. Rodney McMullen Chairman and Chief Executive Ofcer

Our records indicate that you have not yet voted your shares. The annual shareholder meeting will be held on june 27, 2019. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. I I I I I I Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. NOTE:This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. PHONE MAIL WWW.PR OXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. Calll-800-690-6903 with a touc h-tone phone to vote using a n automa ted system. VOTE PROCESSING Mark, sign a nd date your proxy form a nd return it in the postage-paid envelope provided. NOTE:This is not an actual Control Number. Please refer to the voting instruction form for your unique Co ntrol Number.

Our records indicate that you

have not yet voted your shares.

The annual shareholder meeting will be held on June 27, 2019.

Whether or not you plan to attend, your vote is very important.

You can vote your shares by internet, telephone, or mail.

Simply follow the instructions on the enclosed form.

For your convenience, we've highlighted where you can find

your unique Control Number.

WWW.PROXYVOTE.COM

Please have your proxy card

in hand when access ing the

website. There are easy-to-follow

directions to help you complete

the electronic voting instruction

form.

PHONE

Ca lll-800-690-6903

with a touch-tone

phone to vote using

an automated system.

MAIL

VOTE PROCESS ING

Mark, sign and date

your proxy form

and return it in the

postage-paid enve lope

provided.

II I I I I

NOTE: This is not an actual Control Number.

Please refer to the proxy card for

your unique Control Number.

NOTE: This is not an actual Control Number.

Please refer to the voting instruction form

for your unique Control Number.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 27, 2019. THE KROGER CO. You are receiving this communication because you hold shares in the company named above. THE KROGER CO. 1014 VINE STREET CINCINNATI, OH 45202 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E81053-P24555 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:May 1, 2019 Date: June 27, 2019Time: 11:00 AM, Eastern Time Location: Music Hall Ballroom 1241 Elm Street Cincinnati, OH 45202

Before You Vote How to Access the Proxy Materials VIEW MATERIALS & VOTE w SCAN TO How To Vote Please Choose One of the Following Voting Methods E81054-P24555 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: COMBINED NOTICE, PROXY STATEMENT, AND ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 13, 2019 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. Nora A. Aufreiter	▯	▯	▯
1b. Anne Gates	▯	▯	▯
1c. Susan J. Kropf	▯	▯	▯
1d. W. Rodney McMullen	▯	▯	▯
1e. Jorge P. Montoya	▯	▯	▯
1f. Clyde R. Moore	▯	▯	▯
1g. James A. Runde	▯	▯	▯
1h. Ronald L. Sargent	▯	▯	▯
1i. Bobby S. Shackouls	▯	▯	▯
1j. Mark S. Sutton	▯	▯	▯
1k. Ashok Vemuri	▯	▯	▯

The Board of Directors recommends that you vote FOR proposals 2, 3, 4 and 5.	For	Against	Abstain
2. Approval, on an advisory basis, of Kroger's executive compensation.	▯	▯	▯
3. Approval of Kroger's 2019 Long-Term Incentive Plan.	▯	▯	▯
4. Approval of an amendment to Kroger's Regulations to permit Board amendments in accordance with Ohio law.	▯	▯	▯
5. Ratification of PricewaterhouseCoopers LLP, as auditors.	▯	▯	▯

The Board of Directors recommends that you vote AGAINST proposals 6 and 7.	For	Against	Abstain
6. A shareholder proposal, if properly presented, to issue a report assessing the environmental impacts of using unrecyclable packaging for private label brands.	▯	▯	▯
7. A shareholder proposal, if properly presented, to adopt a policy and amend the bylaws as necessary to require the Chair of the Board to be independent.	▯	▯	▯

NOTE: Holders of common shares of record at the close of business on May 1, 2019, will be entitled to vote at the meeting. To receive directions to the annual meeting please call 513-762-1220.

ADMISSION TICKET - If you plan to attend the annual meeting of shareholders you must bring either: (1) the notice of the meeting that was separately mailed to you, or the top portion of your proxy card, either of which will be your admission ticket; or (2) a copy of your brokerage statement that shows you owned the shares as of the record date. You must also bring valid photo identification, such as a driver's license or passport. We reserve the right to exclude any person who cannot provide proper admission materials and valid photo identification.

E81055-P24555

THE KROGER CO. 2019 Annual Meeting of Shareholders June 27, 2019 11:00 AM Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby appoints each of ANNE GATES, W. RODNEY McMULLEN, and RONALD L. SARGENT, or if more than one is present and acting then a majority thereof, proxies, with full power of substitution and revocation, to vote the common shares of The Kroger Co. that the undersigned is entitled to vote at the annual meeting of shareholders, and at any adjournment thereof, with all the powers the undersigned would possess if personally present, including authority to vote on the matters shown on the reverse in the manner directed, and upon any other matter that properly may come before the meeting. The undersigned hereby revokes any proxy previously given to vote those shares at the meeting or at any adjournment. The proxies are directed to vote as specified on the reverse hereof and in their discretion on all other matters coming before the meeting. Except as specified to the contrary on the reverse, the shares represented by this proxy will be voted FOR each nominee listed in Proposal 1, FOR Proposals 2, 3, 4 and 5, and AGAINST Proposals 6 and 7. If you wish to vote in accordance with the recommendations of the Board of Directors, all you need to do is sign and return this card. The above named proxies cannot vote the shares unless you vote your proxy by Internet or telephone, or sign and return this card. Only shareholders and persons holding proxies from shareholders may attend the meeting. If you are attending the meeting, you must bring either: (1) the notice of the meeting that was separately mailed to you, or the top portion of your proxy card, either of which will be your admission ticket; (2) or a copy of your brokerage statement that shows you owned the shares as of the record date. You must also bring valid photo identification, such as a driver’s license or passport. We reserve the right to exclude any person who cannot provide proper admission materials and valid photo identification. YOUR MANAGEMENT DESIRES TO HAVE A LARGE NUMBER OF SHAREHOLDERS REPRESENTED AT THE MEETING, IN PERSON OR BY PROXY. PLEASE VOTE YOUR PROXY ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE. IF YOU HAVE ELECTED TO RECEIVE PRINTED MATERIALS, YOU MAY SIGN AND DATE THE PROXY AND MAIL IT IN THE SELF-ADDRESSED ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. If you are unable to attend the annual meeting, you may listen to a live webcast of the meeting, which will be accessible through our website, ir.kroger.com, at 11:00 AM Eastern Time on June 27, 2019. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature 1 - (Please sign on line) Signature 2 - (Joint Owners) Date - (Please print date) E81056-P24555 Authorized Signatures - This section must be completed for your instructions to be executed.